SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [     ]

Check the appropriate box:

[     ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Sec. 240.14a-12

THE DENALI FUND INC.
(Name of Registrant as Specified In Its Charter)

Stephen C. Miller
2344 Spruce Street, Suite A
Boulder, Colorado 80302
(303) 444-5483
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transactions applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[     ] Fee paid previously with preliminary materials.

[     ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the    Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

[Missing Graphic Reference]	The Denali Fund Inc. 2344 Spruce Street, Suite A Boulder, Colorado 80302 www.thedenalifund.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 2, 2011

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Denali Fund Inc., a Maryland corporation (the "Fund"), will be held on May 2, 2011 at 9:00 a.m., Mountain Daylight Time (local time), at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302, to consider and vote on the following proposal, as more fully described in the accompanying Proxy Statement:

1.	The election of one Class II Director and two Class III Directors of the Fund (Proposal 1); and

2.	To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

The Board of Directors of the Fund has fixed the close of business on March 18, 2011, as the record date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof. The Proxy Statement, Notice of Annual Meeting, and proxy card are first being mailed to stockholders on or about April 7, 2011.

By Order of the Board of Directors,

/s/ Stephanie Kelley

STEPHANIE KELLEY

Secretary

April 4, 2011

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.   Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

[Missing Graphic Reference]	The Denali Fund Inc. 2344 Spruce Street, Suite A Boulder, Colorado 80302 www.thedenalifund.com
ANNUAL MEETING OF STOCKHOLDERS

May 2, 2011

PROXY STATEMENT

This proxy statement ("Proxy Statement") for The Denali Fund Inc., a Maryland corporation ("DNY" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund’s board of directors (collectively, the "Board" and individually, the "Directors") for exercise at the Annual Meeting of Stockholders of the Fund to be held on May 2, 2011, at 9:00 a.m., Mountain Daylight Time (local time), at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders (“Notice of Meeting”) and proxy card for the Fund accompany this Proxy Statement. The Proxy Statement, Notice of Meeting, and proxy card are first being mailed to stockholders on or about April 7, 2011.

Proxy solicitations may be made, beginning on or about April 7, 2011, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, or through email communications with stockholders who have enrolled in the Fund’s electronic duplicate communications service±, email, facsimile or personal interviews conducted by officers of the Fund and proxy solicitors engaged in the discretion of the Fund. If the Fund elects to engage a proxy solicitor, the costs of proxy solicitation are not expected to exceed $10,000.  Proxy solicitation expenses as well as expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on March 18, 2011 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2010, has been mailed to stockholders. Additional copies are available upon request, without charge, by writing to The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or by calling (877) 561-7914. The Annual Report is also viewable online at the Fund’s website at www.thedenalifund.com. The Annual Report is not to be regarded as proxy solicitation material.

One Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the stockholders.  The Fund will undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to any stockholder who contacts the Fund in writing, or by phone, as stated above.  Similarly, stockholders sharing an address can request single copies of a future proxy statement or annual report by contacting the Fund in writing or by contacting the Fund’s transfer agent.

± Stockholders can receive timely information about the Fund quickly and conveniently!  The Fund offers the option for electronic delivery of DUPLICATE copies of all stockholder communications. You can choose the timeliness and convenience of receiving and reviewing stockholder communications, such as annual reports and proxy statements, online in addition to, but more quickly than, the hard copies you currently receive in the mail. If you sign up for the option, you will receive an e-mail notification when stockholder communications are available, containing a link to those communications on the Internet. However, presently you will not be able to vote your shares using these links and will have to wait to vote using the hard copies you receive in the mail or electronically from your broker, the transfer agent or proxyvote.com.  For more information, please visit the Fund’s website at www.thedenalifund.com.

An electronic copy of the Notice of Meeting, the Proxy Statement, and a proxy card for the Fund for your vote at the Meeting is available online at www.thedenalifund.com.

Boulder Investment Advisers, L.L.C. ("BIA"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers (also known as Stewart West Indies Trading Company, Ltd.) ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers."  Fund Administrative Services, L.L.C. (“FAS”), 2344 Spruce Street, Suite A, Boulder, Colorado 80302, and ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, serve as co-administrators to the Fund.  BNY Mellon Shareowner Services ("BNY Mellon") acts as the transfer agent to the Fund and is located at P.O. Box 358015, Pittsburgh, PA  15252-8015.  The Bank of New York Mellon ("BONYM") acts as the auction agent for the Fund's preferred shares and is located at 706 Madison Avenue, New York, NY 10021.

If the enclosed proxy is properly executed and returned by May 2, 2011, in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR Proposal 1 and, in the discretion of the proxy holder on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by delivering a written revocation or a later-dated proxy to the Fund’s Secretary at the above address prior to the date of the Meeting.

A quorum of the Fund’s stockholders is required for the conduct of business at the Meeting.  Under the bylaws of the Fund (the “Bylaws”), a quorum is constituted by the presence in person or by proxy of the holders of a majority of the votes entitled to be cast (without regard to class) as of the Record Date, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.  Each of the outstanding Shares (defined below) is entitled to cast one vote.  In the event that a quorum is not present at the Meeting, the chairman of the meeting may adjourn the meeting to a date not more than 120 days after the Record Date without notice other than an announcement at the meeting.  In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage.  Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting.   With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

The Fund has two classes of stock: common stock, par value $0.0001 per share (the "Common Stock"), and preferred stock, par value $0.0001 per share (the "Preferred Stock"), 2,000 shares of which have been designated as auction preferred stock or “APS”. The Common Stock and Preferred Stock are collectively referred to herein as the "Shares". On the Record Date, the following number of Shares of the Fund were issued and outstanding:

Common Stock Outstanding	Preferred Stock Outstanding
4,157,117	1,598

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund’s outstanding Common Stock.

Name of Owner	Number of Common Shares Directly Owned	Number of Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
Lola Brown Trust No. 1B*	3,191,107	3,191,107	76.76%
Alaska Trust Company*	0	0**	76.76%
Stewart West Indies Trust*	0	0**	76.76%
Aggregate Shares Owned by Horejsi Affiliates (defined below)**	3,191,107	3,191,107	76.76%

* The address of each listed owner is c/o Alaska Trust Company, 1029 West 3rd Avenue, Suite 400, Anchorage, AK  99501.

** Excludes shares owned by the Lola Brown Trust No. 1B (the "Trust"). Alaska Trust Company ("ATC") serves as a co-trustee of the Trust.  ATC is a commercial public trust company organized under the laws of Alaska; 98% of its outstanding shares are owned by Stewart West Indies Trust ("SWIT"), an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue.  Douglas J. Blattmachr, President of ATC, owns 2% of the outstanding shares of ATC.  The directors and officers of ATC are Larry L. Dunlap (Director), Stephen C. Miller (Vice President and Director), Mr. Blattmachr (President, Chairman and Director), Brandon Cintula (Vice President and Director), and Richard Thwaites, Jr. (Secretary/Treasurer and Director). Together with ATC and Mr. Dunlap, Susan Ciciora is a trustee of the Trust.  Ms. Ciciora is Stewart Horejsi’s daughter and a discretionary beneficiary of the Trust and SWIT.  John Horejsi is Stewart Horejsi’s son and a discretionary beneficiary of the Trust and SWIT.  Ms. Ciciora and Mr. John Horejsi are Directors of the Fund.   Accordingly, as a result of these relationships, Ms. Ciciora and Mr. John Horejsi may directly or indirectly benefit from the relationship between the Fund and the Advisers.

The following table sets forth certain information regarding the beneficial ownership of the Preferred Stock as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of such outstanding Preferred Stock.

Name of Owner	Number of Preferred Shares Directly Owned	Number of Preferred Shares Beneficially Owned	Percentage of Preferred Shares Beneficially Owned
Bank of America Corporation, Blue Ridge Investments, L.L.C. †	0	301	18.5%

†  As stated in Schedule 13G Amendment No. 3 filed with the Securities and Exchange Commission on February 14, 2011.  The address for Bank of America Corporation. is 100 North Tryon Street, Charlotte, North Carolina 28255.  The address of Blue Ridge Investments, L.L.C. is 214 North Tryon Street, Charlotte, NC 28255.
.

______________________________________________

Solely for ease of reference, the Trust, ATC and SWIT, as well as other Horejsi affiliated trusts and entities associated with the Horejsi family, are collectively referred to herein as the "Horejsi Affiliates." Information as to beneficial ownership in the previous paragraphs has been obtained from representatives of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 4,156,555 shares, or 99.99% of Common Stock outstanding of the Fund and 1,598 shares, or 100% of the Preferred Stock outstanding.

As of the Record Date, executive officers and directors of the Fund, as a group, owned 3,194,827 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of Preferred Stock, representing 76.85% of Common Stock outstanding and 0% of the Preferred Stock.

In order that your Shares may be represented at the Meeting, you are requested to execute and return the enclosed proxy authorizing the proxy holders to vote on the following matters:

PROPOSAL 1

ELECTION OF DIRECTORS OF THE FUND

The Board is divided into three classes (Class I, Class II, and Class III), each class having a term of three years.  Each year the term of one class expires and the successor or successors elected to such class will serve until the Fund’s annual meeting of stockholders in the third succeeding year and until their successors are duly elected and qualify.  Holders of the outstanding Common Stock and Preferred Stock vote together as a single class to elect one Class I Director, one Class II Director, and one Class III Director. Holders of the Preferred Stock vote as a separate class to elect one Class II Director and one Class III Director. One class of Directors is normally elected at each annual meeting of the stockholders to serve a three-year term.

Because a separate quorum of the Fund’s preferred stockholders was not achieved at the Annual Meeting of Stockholders held on May 3, 2010, the term of John S. Horejsi as a Class II Director to the Fund, "carried over" until this Meeting. Therefore, it is necessary to elect two Class III Directors, each with a term to expire in three years, as well as one Class II Director, with a term to expire in two years. No Class I Directors are up for election at this Meeting. This will retain the characteristic of the staggered Board of Directors such that the Class III Directors will serve until their successors are duly elected and qualified in 2014, the Class II Directors will serve until their successors are duly elected and qualified in 2013, and the Class I Director will serve until his successor is duly elected and qualified in 2012.

The Board has nominated Dean L. Jacobson and Susan L. Ciciora to stand for election as Class III Directors to serve until the Fund’s 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified.  The Board has also nominated John S. Horejsi to stand for election as a Class II Director to serve until the Fund’s 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Under the Fund’s charter, Dr. Jacobson is nominated for a seat voted on by the common stockholders and preferred stockholders voting together as a single class, and Ms. Ciciora and Mr. Horejsi are nominated for a seat voted on only by the preferred stockholders.

Following the unanimous recommendation of its Nominating Committee, the Board unanimously recommends a vote FOR Dr. Jacobson, Ms. Ciciora and Mr. Horejsi because they each have significant experience as a director of closed-end investment companies and, in particular, the Fund, and have dealt skillfully with a broad range of complex issues regarding the Fund and its affiliated investment companies.

INFORMATION ABOUT DIRECTORS AND OFFICERS.  Set forth in the following table is information about the Board of Directors:

INDEPENDENT DIRECTORS*

Name, Age and Address**	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director During past 5 years
Joel W. Looney Age: 48	Chairman Class I Director	Term expires 2012; served since 2007.	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4
Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.

Dr. Dean L. Jacobson Age: 71	Class III Director	Current nominee. If elected, term expires in 2014; served since 2007.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.
Richard I. Barr Age: 72	Class II Director	Term expires 2013; served since 2007.	Retired (since 2001); manager (1963‐2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2001), First Opportunity Fund, Inc.

INTERESTED DIRECTORS*

Name, Age and Address**	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director During past 5 years
Susan L. Ciciora*** Age: 45	Class III Director	Current nominee. If elected, term expires in 2014; served since 2007.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation).	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.

Name, Age and Address**	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director During past 5 years
John S. Horejsi*** Age: 42	Class II Director	Current nominee. If elected, term expires in 2013; served since 2007.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation).	4	Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2006), First Opportunity Fund, Inc.

* Directors and Director nominees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “Independent Directors.”  Director nominees who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

** Unless otherwise specified, the Directors’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

† The “Fund Complex” includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and First Opportunity Fund, Inc.

*** Ms. Ciciora and Mr. Horejsi are siblings and are each considered an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, SIA and FAS.

INFORMATION ABOUT THE DIRECTORS’ QUALIFICATIONS, EXPERIENCE, ATTRIBUTES AND SKILLS.

The Board believes that each of the Directors have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Fund in light of its business and structure.  Each Director has substantial business and professional background and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them.  Certain of these business and professional experiences are set forth in detail in the narratives below.  In addition, each Director has served on boards for investment companies and organizations other than the Fund, as well as having served on the Board of the Fund for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.

Set forth below is a brief discussion of the particular qualifications, experience, attributes or skills that led the Board to conclude that each person identified below should serve as a Director of the Fund. The information provided below, and in the chart above, is not all-inclusive.  Many of the Directors’ attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and commitment to the long-term investment approach of the Fund, and the ability to work together collaboratively, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate qualifications, experience, attributes and skills to continue to serve effectively as Directors of the Fund.

The Directors’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.  Mr. Horejsi and Ms. Ciciora are each considered “interested persons” because of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, SIA and FAS.  The following sets forth the backgrounds and business experience of the Directors:

Joel W. Looney, Director and Chairman of the Board.  Mr. Looney joined the Board in 2007 and sits on the boards of three other closed-end investment companies affiliated with the Fund – the Boulder Total Return Fund, Inc. (“BTF”) since 2001, Boulder Growth & Income Fund (“BIF”) since 2002, and First Opportunity Fund (“FOFI”) since 2003 (BTF, BIF and FOFI together, the “Affiliated Funds”).  He holds a Certified Financial Planner (“CFP”) designation and, since 1999, has been a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, KS (“FMG”).  Mr. Looney is a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas and holds FINRA-approved Series 7, Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications.  Prior to his current position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John’s Military School in Salina, Kansas (1986 to1995).  From the late 1980’s until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the Trust.  Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University.

Based upon the foregoing, the Board selected Mr. Looney to serve as a Director of the Fund because of his financial, accounting and investment knowledge and experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.  In addition, Mr. Looney’s past experience as a chief financial officer and his ongoing experience in the investment management industry uniquely qualifies him as a Director and, in particular, as chairman of the Audit Committee and the Fund’s “financial expert” (as defined under the Securities and Exchange Commission's Regulation S-K, Item 407(d)).

Richard I. Barr, Director.  Mr. Barr joined the Board in 2007 and sits on the boards of each of the three Affiliated Funds; BTF since 1999, BIF since 2002, and FOFI since 2001.  Mr. Barr served as president and director of Advantage Sales and Marketing (1996 to 2001), president and CEO of CBS Marketing (1963 to 1996), member of the board of directors (and National Chairman) for the Association of Sales and Marketing Companies (formerly the National Food Brokers Association), president of the Arizona Food Brokers Association, and advisory board member for various food manufacturers including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars.  In addition to these professional positions and experience, Mr. Barr has served in a number of leadership roles with various charitable or other non-profit organizations, including as member of the board of directors of Valley Big Brothers/Big Sisters, member of the board of advisers for University of Kansas Business School, and member of the board of directors for St. Mary’s Food Bank.  Mr. Barr holds a B.S. from the University of Kansas.

Based upon the foregoing, the Board selected Mr. Barr to serve as a Director of the Fund because of his diverse business background, his management and executive experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

Dr. Dean Jacobson, Director.  Dr. Jacobson joined the Board in 2007 and sits on the boards of each of the three Affiliated Funds; BTF since 2003, BIF since 2006, and FOFI since 2003.  Since 1985, Dr. Jacobson has been president and CEO of Forensic Engineering, Inc., a consulting engineering firm providing scientific and technical expertise in a number of areas where discovery related to property damage and/or personal injury is necessary (e.g., accident reconstruction, failure and design analysis of products, animation and simulation of fires, explosions and mechanical system functions). He sits on the boards of directors of Southwest Mobile Storage Inc. (1995 to Present), and Arizona State University Sun Angel Foundation (past chairman) (1995 to Present).  Dr. Jacobson previously sat on the board of directors of Arizona State University Foundation (1999 to 2009).  He is a Professor Emeritus at Arizona State University (“ASU”) and held a number of faculty and advisory positions at ASU between 1971 and 1997, including director of the Science and Engineering of Materials Ph.D. program and tenured professor of Engineering, and he has also served as a professor and/or research assistant at the University of California at Los Angeles (“UCLA”) (1964 to 1969) and the University of Notre Dame (“Notre Dame”) (1957 to 1963).  Dr. Jacobson is a renowned expert in business engineering processes and has published over 130 scholarly and peer-reviewed research articles in numerous academic, research and business journals and publications.  He holds two patents and a number of professional and business designations.  He holds a B.S. and an M.S. from Notre Dame, and a Ph.D. from UCLA.

Based upon the foregoing, the Board selected Dr. Jacobson to serve as a Director of the Fund because of his academic qualifications, his critical thinking, analytical skills, executive and business experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

Susan L. Ciciora, Director.  Ms. Ciciora joined the Board in 2007 and sits on the boards of each of the three Affiliated Funds; BTF since 2001, BIF since 2006, and FOFI since 2003.  She is one of three trustees of the Lola Brown Trust No. 1B since 1994 and the Ernest Horejsi Trust No. 1B (the “Ernest Trust”) since 1992.  Ms. Ciciora has other business experience including various executive positions with her family’s mid-west welding supply company and a custom home construction company.  She also has served as a director of the Horejsi Charitable Foundation, Inc. (the “Foundation”) since 1997.  She holds a B.S. from the University of Kansas.  Ms. Cicora is Stewart Horejsi’s daughter and John Horejsi’s sister.  As a trustee and beneficiary under the Trust, the Fund’s largest stockholder, Ms. Ciciora has a vested interest in ensuring that the Fund’s investment ideals are and continue to be followed.

Based upon the foregoing, the Board selected Ms. Ciciora to serve as a Director of the Fund because of her business, financial, and investment experience, and because of her substantial closed-end investment company experience, during which she has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

John S. Horejsi, Director.  Mr. Horejsi joined the Board in 2007 and sits on the boards of each of the three Affiliated Funds; BTF since 2006, BIF since 2004, and FOFI since 2006.  He has been involved in a number of business ventures, including as manager of a record label and music production company, various positions with his family’s mid-west regional welding supply business and as part owner and driver for an automobile racing team.  Mr. Horejsi also has board experience outside of the Funds as a director of the Foundation (since 1997).  Mr. Horejsi previously held a commercial real estate license in California.  Mr. Horejsi holds a B.S. from the University of Kansas.  Mr. Horejsi is Stewart Horejsi’s son and Susan Cicora’s brother.  He is a beneficiary under the Trust, the Fund’s largest stockholder.  Accordingly, Mr. Horejsi has a vested interest in making sure the Fund’s investment ideals are and continue to be followed.

Based upon the foregoing, the Board selected Mr. Horejsi to serve as a Director of the Fund because of his executive, business, financial, and investment experience, and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

OFFICERS.  The names of the executive officers of the Fund are listed below.  Each officer was elected to office by the Board at a meeting held on January 28, 2011.  Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Stephen C. Miller, President.  Age: 58.  Mr. Miller is (and has been since 2007) president of the Fund. He is also president of and general counsel to BIA (since 1999); president of and general counsel to Rocky Mountain Advisers, LLC (“RMA”); manager of FAS (since 1999); and vice president of SIA (since 1999).  Mr. Miller was a director of BTF from 1999 to 2004 and is its current president (since 1999); a director of BIF from 2002 to 2004 and is its current president (since 2002); a director and chairman of FOFI from 2003 to 2004 and is its current president (since 2003).  Mr. Miller practiced law in the Denver office of Kirkland & Ellis from 1987 to 1992 and started a private practice in Boulder, Colorado in 1992.  Mr. Miller became in-house counsel to the Horejsi Affiliates in 1998 and has served in a number of executive management capacities for those affiliates.  Mr. Miller maintains his law firm, Stephen C. Miller, P.C., and “of counsel” status with the law firm of Krassa & Miller, LLC.  Mr. Miller holds a B.S. from the University of Georgia and a J.D. from the University of Denver.

Nicole L. Murphey, Chief Financial Officer, Vice President and Treasurer.  Age: 34.  Ms. Murphey is (and has been since 2011) the Fund’s chief financial officer, chief accounting officer, treasurer, vice president (since 2008) and assistant secretary (since 2003).  She is also vice president and treasurer of BIA (since 2011); vice president and treasurer of RMA (since 2011); assistant manager of FAS (since 2011); and vice president (since 2008), treasurer, chief financial officer and chief accounting officer (since 2011) of each of the Affiliated Funds; assistant secretary of BIF (since 2002), assistant secretary of BTF (since 2000) and assistant secretary of DNY (since 2007).  Ms. Murphey holds a B.A. from the University of Colorado.

Jennifer T. Welsh, Chief Compliance Officer.  Age:  33.  Ms. Welsh is (and has been since 2010) the Fund’s chief compliance officer, and associate general counsel.  She is (and has been since 2010) the chief compliance officer for BIA, RMA, SIA, FAS and each of the Affiliated Funds.  Prior to her employment with FAS, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP in Denver, Colorado where she counseled investment companies, investment advisers, broker-dealers and hedge funds in areas of regulatory compliance, corporate governance and general corporate matters.  Ms. Welsh holds a B.S. from Tulane University and a J.D. from the University of Denver, Sturm College of Law.

Stephanie J. Kelley, Secretary. Age:  54.  Ms. Kelley is (and has been since 2007) the Fund’s Secretary.  She also serves as secretary for each of the Affiliated Funds:  BTF since 2000, BIF since 2002, and FOFI since 2003.  Ms Kelley also serves as secretary, assistant secretary and assistant treasurer of various other entities affiliated with the Horejsi family and has been an employee of FAS since 1999.  Ms. Kelley holds a B.A. and an MBA from the State University of New York, Binghamton.

Unless otherwise specified, the Officers’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Set forth in the following table are the current Directors and nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund’s equity securities in all funds overseen in the family of investment companies.

OWNERSHIP OF SECURITIES OF THE FUND BY DIRECTORS
Independent Directors and Nominees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Family of Investment Companies‡
Richard I. Barr	$0	Over $100,000
Joel W. Looney	$10,001 to $50,000	Over $100,000
Dean L. Jacobson	$10,001 to $50,000	$50,001 to $100,000
Interested Directors and Nominees
John S. Horejsi	Over $100,000†	Over $100,000†
Susan L. Ciciora	Over $100,000†	Over $100,000†

†  3,191,107 Shares of the Fund are held by the Trust. Ms. Ciciora is a trustee and beneficiary under the Trust and John Horejsi is a beneficiary under the Trust. Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of the Shares held by the Trust. Neither Ms. Ciciora nor Mr. Horejsi directly owns any Shares of the Fund.

‡The “Family of Investment Companies” includes the Fund, Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc. and First Opportunity Fund, Inc.

None of the Independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Directors for the fiscal year ended October 31, 2010. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Independent Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

Name of Person and Position with the Fund	Aggregate Compensation from the Fund Paid to Directors	Total Compensation from the Fund and Fund Complex Paid to Directors†
Independent Directors and Nominees
Richard I. Barr, Director	$24,000	$113,000 (4 funds)
Dr. Dean L. Jacobson, Director	$24,000	$116,000 (4 funds)
Joel W. Looney, Director and Chairman of the Board	$30,000	$129,000 (4 funds)
Interested Directors and Nominees
Susan L. Ciciora, Director	$0	$0
John S. Horejsi, Director	$0	$0

† The “Fund Complex” includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc. and First Opportunity Fund, Inc.

Each Director of the Fund who was not a director, officer, or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in person meeting, $500 for each audit committee meeting and $500 for each telephonic meeting of the Board. The chairman of the Board and the chairman of the audit committee each receive an additional $1,000 per meeting. The Board held eight meetings (four of which were held by telephone conference call) during the fiscal year ended October 31, 2010. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended October 31, 2010 amounted to $78,000.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE.  The purpose of the Fund’s audit committee (“Audit Committee”) is to assist the Board in its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence and the performance of the Fund’s independent accountants.  The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.  The Board adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the joint Audit Committee Charter on January 29, 2010 to comply with recent changes in corporate governance provisions affecting registered investment companies generally and the Fund specifically.  A copy of the Audit Committee Charter is available on the Fund’s website at www.thedenalifund.com.

The Audit Committee is composed entirely of the Fund’s Independent Directors, consisting of Dr. Jacobson and Messrs. Barr and Looney. The Board has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under SEC Regulation S-K, Item 407(d). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees; including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and the Fund’s independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes-Oxley Act and by the Public Company Accounting Oversight Board.  The members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met three times during the fiscal year ended October 31, 2010.

In connection with the audited financial statements as of and for the period ended October 31, 2010, included in the Fund’s Annual Report for the period ended October 31, 2010 (the "Annual Report"), at a meeting held on December 22, 2010, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence.  The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, The Auditor’s Communication with Those Charged With Governance, effective December 15, 2006.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity.  Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report and be mailed to stockholders and filed with the SEC.

Submitted by the Audit Committee of the Fund’s Board of Directors: Joel W. Looney, Richard I. Barr, and Dean L. Jacobson.

NOMINATING COMMITTEE.  The Board of Directors has a nominating committee (the "Nominating Committee") composed of the Fund's Independent Directors, consisting of Messrs. Looney, Jacobson and Barr. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met three times during the fiscal year ended October 31, 2010. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund’s website at www.thedenalifund.com.

The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner.  The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying candidates.  Specifically, the Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other.  The Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board.  In addition, as part of its annual self-evaluation, the directors have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation assist the Nominating Committee in its decision making process

The Nominating Committee will consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). In reviewing such stockholder director-nominees, the Nominating Committee may generally rely on the provisions set forth in Nominating Committee charter and other information as deemed necessary to adjudge the appropriateness and character of such director-nominee(s).  Such recommendations should be forwarded to the Fund’s Secretary c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund does not have a compensation committee.

ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS

BOARD ATTENDANCE AT STOCKHOLDERS’ MEETINGS.  The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the May 3, 2010 Annual Meeting of Stockholders.

COMMUNICATIONS WITH THE BOARD.  Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board.  All such communications will be directed to the Board’s attention.

ROLE OF THE BOARD.  The Board provides oversight of the management and operations of the Fund. The day-to-day responsibility for the management and operation of the Fund is the responsibility of its various service providers, such as the Advisers and their portfolio managers, and the Fund’s co-administrators, custodian and transfer agent.  The Board has elected various senior individuals employed by certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations.  In conducting its oversight, the Board is provided regular reports from the various officers and service providers regarding the Fund’s operations.  For example, the treasurer provides reports as to financial reporting matters and portfolio managers report on the performance of the Fund’s portfolios.  The Board has appointed a chief compliance officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal board meetings which typically are held quarterly, in person, and involve the Board’s review of recent Fund operations.  From time to time, one or more members of the Board may also meet with management in less formal settings, between formal board meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund.

BOARD LEADERSHIP STRUCTURE.  The Board has determined that its leadership structure is appropriate given the business and nature of the Fund.  It has established five standing committees: the Audit Committee, the Nominating Committee (each as described above), a pricing committee, a legal compliance committee and an executive committee (together, the “Committees”).  Sixty percent of the members of the Board are Independent Directors and each Committee is comprised entirely of Independent Directors.  The Board has determined that the Committees help ensure that the Fund has effective independent governance and oversight.  The Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors from management, including the Advisers.  Where deemed appropriate, from time to time, the Board may constitute ad hoc committees.

The Board’s chairman is an Independent Director who acts as the primary liaison between the Independent Directors and management (the “Independent Chairman”).  The Independent Chairman plays an important role in setting the Board meeting agendas and may help identify matters of special interest to be addressed by management with the Board.  The Independent Chairman also serves as chairman of the executive committee, which is comprised of all of the Independent Directors (the “Executive Committee”).  The Executive Committee meets periodically, as needed,, providing a forum for the Independent Directors to meet in separate session, with or without independent counsel, to deliberate on matters relevant to the Fund.  The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.  The Board reviews its structure annually.  The Board has determined that the structure of the Independent Chairman and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

BOARD OVERSIGHT OF RISK MANAGEMENT.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.  The Board exercises oversight of the risk management process through the Audit Committee and Executive Committee.  The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

As part of its oversight function, the Board receives various reports relating to risk management.  The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks.  Under the Board’s overarching supervision, the Fund, management, Advisers, FAS and other service providers to the Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed by different service providers and with respect to different types of risks.  Various personnel, including the Fund’s CCO as well as various personnel of the Advisers and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.  For example, the audit committee meets regularly with the CCO to discuss compliance and operational risks and with the Fund’s treasurer to discuss, among other things, the internal control structure of the Fund’s financial reporting function.  In addition, the full Board regularly receives reports from the Advisers and their portfolio managers as to investment risks.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not one of active involvement in, or coordination of, day-to-day risk management activities for the Fund.

LEGAL PROCEEDINGS.   None of the Directors or executive officers of the Fund have been involved in any of the following events during the past ten years:

°	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

°	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

°	Any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

°
Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulation (including any settlement of such actions other than in connection with a civil proceeding among private parties);

°	Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organizations;

°
Subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

°
Found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Vote Required.  The election of Dr. Jacobson as a Director of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock and Preferred Stock voting together as a single class at the Meeting in person or by proxy on Proposal 1.  The election of each of Ms. Ciciora and Mr. Horejsi as a Director of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the Preferred Stock at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.

SUBMISSION OF STOCKHOLDER PROPOSALS

Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund’s proxy material relating to its 2012 annual meeting of stockholders, the stockholder proposal must be addressed to, and received by, the Fund not later than December 9, 2011 (120 days before the release date disclosed in the previous year’s proxy statement).  Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund’s books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. Each stockholder may submit no more than one proposal to the Fund for a particular stockholders' meeting. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.  Additionally, approval of a stockholder proposal by the Fund’s holders of Shares may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

Pursuant to the Bylaws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) proposed by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder’s notice must be received by the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 by 5:00 P.M. Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting.  However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, for notice by the stockholder to be timely, it must be received by the Secretary not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.  Stockholders wishing to make proposals should refer to the Bylaws for proper procedures and notice content.  A copy of the Bylaws is available upon request, without charge, by writing to the Secretary of the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

On July 30, 2010, the Board approved amendments to the Bylaws to revise the procedures by which stockholders may submit proposals to the Fund’s Board of Directors.  The amendments clarified that nominations for individuals for election to the Board of Directors may only be made by stockholders of the class of securities entitled to vote for such nominee.

ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on November 8, 2010, the Audit Committee, consisting of the Independent Directors, selected, and Board ratified the selection of, Deloitte & Touche LLP ("Deloitte") of Denver, Colorado as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2011. Deloitte served as the Fund’s independent accountants for the Fund’s fiscal years ending October 31, 2009 and October 31, 2010. A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from Deloitte for the Fund’s fiscal years ending October 31, 2009 and October 31, 2010.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees†
10/31/2009	$30,000	$0	$7,250	$5,000
10/31/2010	$30,000	$0	$7,540	$5,000

*
"Tax Fees" are those fees billed to the Fund by Deloitte in connection with tax consulting services, including primarily the review of the Fund’s income tax returns, excise tax returns and Maryland property tax returns.

†	This fee pertains to those fees billed to the Fund by Deloitte in connection with their agreed-upon procedures reports under the terms of the Preferred Stock.

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide on-going services to the Fund (“Affiliates”), if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal years ended October 31, 2009 and October 31, 2010 were pre-approved by the Audit Committee.

Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund’s fiscal year ended October 31, 2010, Deloitte did not provide any non-audit services or bill any fees for such services to the Fund’s Advisers or any Affiliates. For the twelve months ended October 31, 2010, the Horejsi Affiliates paid $0 to Deloitte for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the independent accountants’ independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s Directors and officers, persons affiliated with the Fund’s investment advisers, and persons who own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon the Fund’s review of the copies of such forms it received and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with, except for the following instances.  The initial statement of beneficial ownership of securities on Form 3 of Ms. Jennifer T. Welsh, Chief Compliance Officer, was not filed within ten days after the event by which Ms. Welsh became a reporting person.  The initial statement of beneficial ownership of securities of Ms. Welsh has since been filed with the SEC.  Ms. Welsh has no beneficial ownership of securities in the Fund.  A statement of change of beneficial ownership on Form 4 of Mr. Carl D. Johns, former Vice President and Treasurer of the Fund, was not filed before the end of the second business day following the day on which he ceased to be subject to the reporting obligations under Section 16.  The Form 4 of Mr. Johns has since been filed with the SEC.  A statement of change of beneficial ownership on Form 4 of Mr. Joel Terwilliger, former Chief Compliance Officer of the Fund, was not filed before the end of the second business day following the day on which he ceased to be subject to the reporting obligations under Section 16.  The Form 4 of Mr. Terwilliger has since been filed with the SEC.

BROKER NON-VOTES AND ABSTENTIONS. Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Abstentions and broker non-votes will have no effect on the result of the vote in the election of directors in Proposal 1.

OTHER MATTERS TO COME BEFORE THE MEETING

The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

[this page intentionally left blank]

[Missing Graphic Reference]

The Denali Fund Inc.

PROXY

THE DENALI FUND INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of The Denali Fund Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the “Meeting”) to be held at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302 at 9:00 a.m. Mountain Daylight Time (local time), on May 2, 2011, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Nominee for Director in Proposal 1. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein).  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR IN PROPOSAL 1.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.	Election of Directors: Nominee is: Dean L. Jacobson	FOR____	WITHHOLD___
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF THE NOMINEE.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.  _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

[PREFERRED STOCK PROXY CARD]

PROXY

THE DENALI FUND INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Auction Preferred Stock ("APS") of The Denali Fund Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the “Meeting”) to be held at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302 at 9:00 a.m. Mountain Daylight Time (local time), on May 2, 2011, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the Nominees for Director in Proposal 1.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein).  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.	Election of Directors: Nominees are: Dean L. Jacobson, Susan L. Ciciora and John S. Horejsi	FOR____	WITHHOLD___	FOR ALL EXCEPT ___

Instruction:  If you do not wish your shares voted “for” a particular nominee, mark the “For All Except” box and strike a line through the name(s) of the nominee(s).  Your shares will be voted “For” the remaining nominee(s).

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON   ______

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                  ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date: